                                                                   EXHIBIT 10.59


                                October 12, 2000

Pinnacle Towers Inc.
301 North Cattlemen Road
Suite 300
Sarasota, Florida 34232-6312
Attn: Mr. Steve Day

         Re: Limited and Conditional Waiver for $520,000,000 Fifth Amended and Restated Credit Agreement dated as of September 17, 1999, as amended, among Bank of America, N.A., for itself and as Administrative Agent (the "Administrative Agent"), the Lenders party thereto and Pinnacle Towers Inc. (the "Borrower") (as further amended, substituted or replaced from time to time. the "Credit Agreement").


Dear Steve:

         This Limited and Conditional Waiver ("Limited Waiver") is entered into among the Borrower, Administrative Agent, and the Lenders. All capitalized terms used in this Limited Waiver but not defined herein shall have the meanings ascribed thereto in the Credit Agreement.

         The Borrower has informed the Administrative Agent that intends to acquire real property and improvements in San Antonio, Texas for a purchase price not to exceed $9,000,000, for the purpose of operating and leasing as a telecommunications "carrier hotel" (the "Purchase"). The Borrower has also informed the Administrative Agent that this Purchase is not being consummated with the intent of using these assets in the operations of the Borrower, but with the intent to sell the assets in the near future. The Borrower seeks a Waiver of Compliance with respect to (a) Section 8.06 of the Credit Agreement with respect to types of businesses which the Borrower is permitted to purchase, (b) Section 2.16 and Section 6.15 of the Credit Agreement with respect to the fact that the assets included in the Purchase will not be subject to any Lien of the Lenders to secure the Obligations and no Guaranty of the Obligations will be executed in connection with the Purchase (provided that if the Borrower has not entered into a Fifth Amendment to the Credit Agreement with respect to such assets by March 31, 2001, the Borrower will be required immediately to grant to the Lenders a Lien on such assets and to deliver a Guaranty of the Obligations), and (c) Section 8.06 of the Credit Agreement with respect to the sale of the assets included in the Purchase, so long as (i) there exists no Default or Event of Default both immediately before and after giving effect to any such sale, (ii) such sale is for cash and the fair market value of such assets and (iii) such sale and the proceeds thereof are consummated in accordance with the terms of the Indenture and the Parent Senior Notes Documentation, and the Lenders have received an opinion of counsel to the Borrower

Mr. Steve Day
Pinnacle Towers Inc.
October 12, 2000
Page 2


in form and substance acceptable to the Administrative Agent regarding such sale, the proceeds thereof, the Indenture and the Parent Senior Notes Documentation. The Administrative Agent and the Lenders hereby grant a one-time waiver only, subject to the terms and conditions set forth below.

         The Borrower represents and warrants to the Administrative Agent that
(a) this Limited Waiver constitutes its legal, valid, and binding obligations, enforceable in accordance with the terms hereof (subject as to enforcement of remedies to any applicable bankruptcy, reorganization, moratorium, or other laws or principles of equity affecting the enforcement of creditors' rights generally), (b) there exists no Event of Default or Default under the Credit Agreement and none that would result from the Purchase (other than as specifically waived hereby), (c) its representations and warranties set forth in the Credit Agreement and other Loan Papers are true and correct on the date hereof and after giving effect to this Limited Waiver, (d) it has complied with all agreements and conditions to be complied with by it under the Credit Agreement and the other Loan Papers by the date hereof except as waived hereby, and (e) the Credit Agreement, as waived hereby, and the other Loan Papers remain in full force and effect.

         The Borrowers acknowledges that this Limited Waiver is a one-time limited and conditional continuing waiver of specific provisions of the Credit Agreement, except as waived hereby, and does not constitute a waiver by any Lender of any of its rights or remedies now or at any time in the future. The Borrower acknowledges that this Limited Waiver constitutes a "Loan Paper" as defined in the Credit Agreement. The Borrower agrees that if the Borrower has not entered into a Fifth Amendment to the Credit Agreement to sell or transfer all of the collocation assets owned by the Borrower and its Subsidiaries (including those assets subject to the Purchase) by March 31, 2001, the Borrower will be immediately required to grant to the Lenders a Lien on such assets and to deliver a Guaranty of the Obligations.

         THIS LIMITED WAIVER AND THE LOAN PAPERS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENT OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. EXCEPT AS MODIFIED OR SUPPLEMENTED HEREBY, THE CREDIT AGREEMENT, THE OTHER LOAN PAPERS AND ALL OTHER DOCUMENTS AND AGREEMENTS EXECUTED IN CONNECTION THEREWITH SHALL CONTINUE IN FULL FORCE AND EFFECT.

         This Limited Waiver may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument. In making proof hereof, it shall not be necessary to produce or account for any counterpart other than one signed by the party against which enforcement is sought.

Mr. Steve Day
Pinnacle Towers Inc.
October 12, 2000
Page 3

         THIS LIMITED WAIVER AND ALL LOAN PAPERS SHALL BE DEEMED CONTRACTS MADE IN DALLAS, TEXAS AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF TEXAS, EXCEPT TO THE EXTENT FEDERAL LAWS GOVERN THE VALIDITY, CONSTRUCTION, ENFORCEMENT AND INTERPRETATION OF ALL OR ANY PART OF THIS AGREEMENT AND ALL LOAN PAPERS. WITHOUT EXCLUDING ANY OTHER JURISDICTION, THE BORROWER AGREES THAT THE COURTS OF TEXAS WILL HAVE JURISDICTION OVER PROCEEDINGS IN CONNECTION HEREWITH.

         IN WITNESS WHEREOF, this Limited Waiver is executed as of the date first set forth above.

ADMINISTRATIVE AGENT:                            BANK OF AMERICA, N.A., as
                                                 Administrative Agent

                                                    /s/ Roselyn M. Drake
                                                 ------------------------------
                                                 By:  Roselyn M. Drake
                                                 Its: Managing Director

LENDERS:

                                                 BANK OF AMERICA, N.A.,
                                                 individually as a Leader

                                                    /s/ Roselyn M. Drake
                                                 ------------------------------
                                                 By:  Roselyn M. Drake
                                                 Its: Managing Director

Mr. Steve Day
Pinnacle Towers Inc.
October 12, 2000
Page 4


                                            FLEET NATIONAL BANK (formerly known
                                            as BANKBOSTON, N.A.)


                                                 /s/ Ellery (Tim) Willard
                                               --------------------------------
                                            By:  Ellery (Tim) Willard
                                               ---------------------------------
                                            Its: Vice President
                                                --------------------------------

Mr. Steve Day
Pinnacle Towers Inc.
October 12, 2000
Page 5


                                            BANKERS TRUST COMPANY


                                                 /s/ Anca Trifan
                                               --------------------------------
                                            By:  ANCA TRIFAN
                                               ---------------------------------
                                            Its: DIRECTOR
                                                --------------------------------

Mr. Steve Day
Pinnacle Towers Inc.
October 12, 2000
Page 6


                                            SOCIETE GENERALE


                                            -----------------------------


                                            By:
                                                -------------------------


                                            Its:
                                                -------------------------

Mr. Steve Day
Pinnacle Towers Inc.
October 12, 2000
Page 7


                                            UNION BANK OF CALIFORNIA, N.A.


                                                 /s/ James C. Opdyke
                                               --------------------------------
                                            By:  JAMES C. OPDYKE
                                               ---------------------------------
                                            Its: ASSISTANT VICE PRESIDENT
                                                --------------------------------

Mr. Steve Day
Pinnacle Towers Inc.
October 12, 2000
Page 8


                                            KEY CORPORATE CAPITAL, INC.


                                                 /s/ Amy Ciano
                                               --------------------------------
                                            By:  AMY CIANO
                                               ---------------------------------
                                            Its: VICE PRESIDENT
                                                --------------------------------

Mr. Steve Day
Pinnacle Towers Inc.
October 12, 2000
Page 9


                                            COBANK, ACB


                                                 /s/ Teresa L. Fountain
                                               --------------------------------
                                            By:  Teresa L. Fountain
                                               ---------------------------------
                                            Its: Assistant Corporate Secretary
                                                --------------------------------

Mr. Steve Day
Pinnacle Towers Inc.
October 12, 2000
Page 10


                                            CREDIT LYONNAIS NEW YORK BRANCH


                                                 /s/ Patrick McCarthy
                                               --------------------------------
                                            By: PATRICK MCCARTHY
                                               ---------------------------------
                                            Its: AUTHORIZED SIGNATURE
                                                --------------------------------

Mr. Steve Day
Pinnacle Towers Inc.
October 12, 2000
Page 11


                                            THE BANK OF NOVA SCOTIA


                                            ------------------------------

                                            By:
                                                --------------------------

                                            Its:
                                                 -------------------------

Mr. Steve Day
Pinnacle Towers Inc.
October 12, 2000
Page 12


                                            DRESDNER BANK AG NEW YORK &
                                            GRAND CAYMAN BRANCHES


                                               --------------------------------
                                            By:
                                               ---------------------------------
                                            Its:
                                                --------------------------------


                                                --------------------------------
                                            By:
                                               ---------------------------------
                                            Its:
                                                --------------------------------

Mr. Steve Day
Pinnacle Towers Inc.
October 12, 2000
Page 13


                                           FIRSTAR BANK, N.A. (formerly known as
                                           MERCANTILE BANK NATIONAL
                                           ASSOCIATION)


                                                /s/ Douglas P. Best
                                               --------------------------------
                                            By: Douglas P. Best
                                               ---------------------------------
                                            Its: Officer
                                                --------------------------------

Mr. Steve Day
Pinnacle Towers Inc.
October 12, 2000
Page 14


                                           U.S. BANK NATIONAL ASSOCIATION


                                                 /s/ Thomas G. Gunder
                                                 -------------------------------
                                            By:  Thomas G. Gunder
                                                 -------------------------------
                                            Its: Vice President
                                                 -------------------------------

Mr. Steve Day
Pinnacle Towers Inc.
October 12, 2000
Page 15


                                           DEXIA PUBLIC FINANCE BANK (f/k/a
                                           CREDIT LOCAL DE FRANCE - NEW YORK
                                           AGENCY)


                                                --------------------------------
                                            By:
                                               ---------------------------------
                                            Its:
                                                --------------------------------


                                                --------------------------------
                                            By:
                                               ---------------------------------
                                            Its:
                                                --------------------------------

Mr. Steve Day
Pinnacle Towers Inc.
October 12, 2000
Page 16


                                           IBM CREDIT CORPORATION


                                                /s/ Thomas S. Curcio
                                               --------------------------------
                                            By: Thomas S. Curcio
                                               ---------------------------------
                                            Its: Manager of Credit Commercial
                                                   and Specialty Financing
                                                --------------------------------

Mr. Steve Day
Pinnacle Towers Inc.
October 12, 2000
Page 17

                                       THE CIT GROUP/EQUIPMENT
                                       FINANCING, INC.


                                       --------------------------------
                                       By:
                                          -----------------------------
                                       Its:
                                           ----------------------------

Mr. Steve Day
Pinnacle Towers Inc.
October 12, 2000
Page 18

                                    ALLFIRST BANK


                                    --------------------------------
                                    By:
                                       -----------------------------
                                    Its:
                                        ----------------------------

Mr. Steve Day
Pinnacle Towers Inc.
October 12, 2000
Page 19

                                    CITY NATIONAL BANK



                                    /s/ Patrick M. Drum
                                    ------------------------

                                    By:      PATRICK M. DRUM
                                         -------------------

                                    Its:     Vice President
                                         --------------------

Mr. Steve Day
Pinnacle Towers Inc.
October 12, 2000
Page 20

                                    RAYMOND JAMES BANK, FSB



                                    /s/ John D. Hallstrom
                                    --------------------------

                                    By:      John D. Hallstrom
                                        ----------------------

                                    Its:     Vice President
                                        ----------------------

Mr. Steve Day
Pinnacle Towers Inc.
October 12, 2000
Page 21


                                        HELLER FINANCIAL, INC.


                                                   /s/ SCOTT ZIEMKE
                                        ----------------------------------------
                                        BY:  SCOTT ZIEMKE
                                             -----------------------------------
                                        ITS: VICE PRESIDENT
                                             -----------------------------------

Mr. Steve Day
Pinnacle Towers Inc.
October 12, 2000
Page 22


                                        PILGRIM PRIME RATE TRUST


                                        BY: PILGRIM INVESTMENT, INC.
                                            AS ITS INVESTMENT MANAGER


                                        --------------------------------
                                        By:
                                           -----------------------------
                                        Its:
                                            ----------------------------

Mr. Steve Day
Pinnacle Towers Inc.
October 12, 2000
Page 23


                                        PPM SPYGLASS FUNDING TRUST


                                                   /s/ ANN E. MORRIS
                                        ----------------------------------------
                                        BY:  ANN E. MORRIS
                                             -----------------------------------
                                        ITS: AUTHORIZED AGENT
                                             -----------------------------------

Mr. Steve Day
Pinnacle Towers Inc.
October 12, 2000
Page 24


                                        MORGAN STANLEY DEAN WITTER
                                        PRIME INCOME TRUST


                                                   /s/ SHEILA FINNELTY
                                        ----------------------------------------
                                        BY:  SHEILA FINNELTY
                                             -----------------------------------
                                        ITS: SENIOR VICE PRESIDENT
                                             -----------------------------------

Mr. Steve Day
Pinnacle Towers Inc.
October 12, 2000
Page 25


                                        KZH ING-1 LLC


                                                   /s/ KIMBERLY ROWE
                                        ----------------------------------------
                                        BY:  KIMBERLY ROWE
                                             -----------------------------------
                                        ITS: AUTHORIZED AGENT
                                             -----------------------------------

Mr. Steve Day
Pinnacle Towers Inc.
October 12, 2000
Page 26


                                        KZH ING-2 LLC


                                                   /s/ KIMBERLY ROWE
                                        ----------------------------------------
                                        BY:  KIMBERLY ROWE
                                             -----------------------------------
                                        ITS: AUTHORIZED AGENT
                                             -----------------------------------

Mr. Steve Day
Pinnacle Towers Inc.
October 12, 2000
Page 27


                                        SEQUILS-ING I (HBDGM), LTD.

                                        BY: ING CAPITAL ADVISORS LLC,
                                            COLLATERAL MANAGER


                                                   /s/ STEVEN GORSKI
                                        ----------------------------------------
                                        BY:  STEVEN GORSKI
                                             -----------------------------------
                                        ITS: VICE PRESIDENT &
                                             SENIOR CREDIT ANALYST
                                             -----------------------------------

Mr. Steve Day
Pinnacle Towers Inc.
October 12, 2000
Page 28


                                        TORONTO DOMINION (NEW YORK), INC.


                                                   /s/ GWEN ZIRKLE
                                        ----------------------------------------
                                        BY:  GWEN ZIRKLE
                                             -----------------------------------
                                        ITS: VICE PRESIDENT
                                             -----------------------------------

Mr. Steve Day
Pinnacle Towers Inc.
October 12, 2000
Page 29

                                    SEQUILS PILGRIM 1, LTD.

                                    By:   Pilgrim Investments, Inc.,
                                          as its investment manager


                                        ----------------------------

                                        By: ------------------------

                                        Its: -----------------------

Mr. Steve Day
Pinnacle Towers Inc.
October 12, 2000
Page 30


                                       WESTER BANK

                                            /s/ PAUL T. SAVINO
                                       -----------------------------

                                       By:   PAUL T. SAVINO
                                             -----------------------

                                       Its:  VICE PRESIDENT
                                             -----------------------

Mr. Steve Day
Pinnacle Towers Inc.
October 12, 2000
Page 31


                                       ARCHIMEDES FUNDING III, Ltd.

                                       By:  ING Capital Advisors LLC
                                            as Collateral Manager


                                            /s/ STEVEN GORSKI
                                       -----------------------------

                                       By:   STEVEN GORSKI
                                             -----------------------

                                       Its:  VICE PRESIDENT &
                                             -----------------------
                                             SENIOR CREDIT ANALYST

Mr. Steve Day
Pinnacle Towers Inc.
October 12, 2000
Page 32


                                       CITIZENS BANK OF MASSACHUSETTS


                                            /s/ WENDY M. ANDURS
                                       -----------------------------

                                       By:   WENDY M. ANDRUS
                                             -----------------------

                                       Its:  VICE PRESIDENT
                                             -----------------------

Mr. Steve Day
Pinnacle Towers Inc.
October 12, 2000
Page 33


                                       PINNACLE TOWERS, INC.


                                            /s/ CHRISTINE E. SHIRLEY
                                       -----------------------------

                                       By:   CHRISTINE E. SHIRLEY
                                             -----------------------

                                       Its:  TREASURER
                                             -----------------------

Mr. Steve Day
Pinnacle Towers Inc.
October 12, 2000
Page 34


                                       PINNACLE HOLDINGS, INC

                                            /s/ CHRISTINE E. SHIRLEY
                                       ----------------------------------------

                                       By:   CHRISTINE E. SHIRLEY
                                             ----------------------------------

                                       Its:  TREASURER
                                             ----------------------------------


                                       COVERAGE PLUS ANTENNA SYSTEMS, INC.

                                            /s/ CHRISTINE E. SHIRLEY
                                       ----------------------------------------

                                       By:   CHRISTINE E. SHIRLEY
                                             ----------------------------------

                                       Its:  TREASURER
                                             ----------------------------------


                                       TOWER SYSTEMS, INC.

                                            /s/ CHRISTINE E. SHIRLEY
                                       ----------------------------------------

                                       By:   CHRISTINE E. SHIRLEY
                                             ----------------------------------

                                       Its:  TREASURER
                                             ----------------------------------

                                       RADIO STATI0N WGLD, INC.

                                            /s/ CHRISTINE E. SHIRLEY
                                       ----------------------------------------

                                       By:   CHRISTINE E. SHIRLEY
                                             ----------------------------------

                                       Its:  TREASURER
                                             ----------------------------------

Mr. Steve Day
Pinnacle Towers Inc.
October 12, 2000
Page 35


                                       ICB TOWERS, LLC

                                            /s/ CHRISTINE E. SHIRLEY
                                       -----------------------------

                                       By:   CHRISTINE E. SHIRLEY
                                             -----------------------

                                       Its:  TREASURER
                                             -----------------------


                                       AIRCOMM OF AVON, LLC

                                            /s/ CHRISTINE E. SHIRLEY
                                       -----------------------------

                                       By:   CHRISTINE E. SHIRLEY
                                             -----------------------

                                       Its:  TREASURER
                                             -----------------------

                                       HIGH POINT MANAGEMENT CO., INC.

                                            /s/ CHRISTINE E. SHIRLEY
                                       -----------------------------

                                       By:   CHRISTINE E. SHIRLEY
                                             -----------------------

                                       Its:  TREASURER
                                             -----------------------


                                       TOWER TECHNOLOGY CORPORATION OF
                                       JACKSONVILLE

                                            /s/ CHRISTINE E. SHIRLEY
                                       -----------------------------

                                       By:   CHRISTINE E. SHIRLEY
                                             -----------------------

                                       Its:  TREASURER
                                             -----------------------


                                       COASTAL ANTENNA'S INC.

                                            /s/ CHRISTINE E. SHIRLEY
                                       -----------------------------

                                       By:   CHRISTINE E. SHIRLEY
                                             -----------------------

                                       Its:  TREASURER
                                             -----------------------

Mr. Steve Day
Pinnacle Towers Inc.
October 12, 2000
Page 36

                                       MARMAC INDUSTRIES INCORPORATED

                                            /s/ CHRISTINE E. SHIRLEY
                                       ----------------------------------------

                                       By:   CHRISTINE E. SHIRLEY
                                             ----------------------------------

                                       Its:  TREASURER
                                             ----------------------------------

                                       PINNACLE TOWERS III INC.

                                            /s/ CHRISTINE E. SHIRLEY
                                       ----------------------------------------

                                       By:   CHRISTINE E. SHIRLEY
                                             ----------------------------------

                                       Its:  TREASURER
                                             ----------------------------------


                                       SHAFFER & ASSOCIATES, INC.

                                            /s/ CHRISTINE E. SHIRLEY
                                       ----------------------------------------

                                       By:   CHRISTINE E. SHIRLEY
                                             ----------------------------------

                                       Its:  TREASURER
                                             ----------------------------------


                                       PTI COMMUNICATIONS COMPANY, INC.

                                            /s/ CHRISTINE E. SHIRLEY
                                       ----------------------------------------

                                       By:   CHRISTINE E. SHIRLEY
                                             ----------------------------------

                                       Its:  TREASURER
                                             ----------------------------------


                                       INTELLICOM, INC.

                                            /s/ CHRISTINE E. SHIRLEY
                                       ----------------------------------------

                                       By:   CHRISTINE E. SHIRLEY
                                             ----------------------------------

                                       Its:  TREASURER
                                             ----------------------------------

Mr. Steve Day
Pinnacle Towers Inc.
October 12, 2000
Page 37


                                       PVB TOWER, INC.


                                       -----------------------------

                                       By:
                                             -----------------------

                                       Its:
                                             -----------------------



                                       QTI, INC.

                                            /s/ CHRISTINE E. SHIRLEY
                                       -----------------------------

                                       By:   CHRISTINE E. SHIRLEY
                                             -----------------------

                                       Its:  TREASURER
                                             -----------------------